UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1478 Willer Drive
	Casper, Wyoming	82604
	(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Ur-Energy Inc. (“Ur-Energy” or the “Company”) held its Annual General and Special Meeting of Shareholders (the “Meeting”) on June 4, 2026. At the Meeting, five proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 24, 2026. As of April 8, 2026, the record date for the Meeting, a total of 397,331,853 shares of common stock, no par value (“Common Shares”), were outstanding and entitled to vote. In total, 281,472,014 Common Shares were present in person or represented by proxy at the Meeting, which represented 70.84% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all the directors presented to the shareholders. For the election of directors, there were broker non-votes as set forth below.

Nominee	Votes For	%	Votes Against	%	Non-Votes
John W. Cash	205,087,421	98.14	3,877,398	1.86	72,507,195
Rob Chang	205,052,487	98.13	3,912,332	1.87	72,507,195
Elmer W. Dyke	205,009,032	98.11	3,955,786	1.89	72,507,196
Matthew D. Gili	204,956,311	98.08	4,008,509	1.92	72,507,194
Gary C. Huber	170,009,028	81.36	38,955,790	18.64	72,507,196
Thomas H. Parker	205,085,692	98.14	3,879,129	1.86	72,507,193
John Paul Pressey	204,952,526	98.08	4,012,293	1.92	72,507,195
Kathy E. Walker	204,828,025	98.02	4,136,796	1.98	72,507,193

Proposal No. 2 – Reappointment of BDO USA, P.C., as the independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors. There were zero broker non-votes on Proposal No. 2.

For	Withheld
275,381,072	6,090,942

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 72,507,193 broker non-votes on Proposal No. 3.

For	Against
204,012,682	4,952,139

Proposal No. 4 – Advisory (non-binding) vote regarding the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers (“say when on pay”). There were 72,507,199 broker non-votes on Proposal No. 4.

The Board of Directors of the Company has adopted the preference expressed by the shareholders in this advisory vote and will conduct advisory votes on executive compensation every year until the Company’s next “say when on pay” vote in 2032.

One	Two	Three	Abstain
205,213,489	482,868	1,453,602	1,814,856

Proposal No. 5 – Ratification, confirmation, and approval of the renewal of the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended (the “Option Plan”), and approval and authorization for a period of three years of all unallocated stock options issuable pursuant to the Option Plan. There were 72,507,193 broker non-votes on Proposal No. 5.

For	Against
115,495,382	93,469,439

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2026

Ur-Energy Inc.

By:	/s/ David A. Ritchie

Name: David A. Ritchie
Title: Corporate Secretary and General Counsel